UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 23, 2007
(Date of earliest event reported)
A.S.V., INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-25620

Minnesota	41-1459569
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
840 Lily Lane,
Grand Rapids, Minnesota 55744
(Address of principal executive offices, including zip code)
(218) 327-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 23, 2007, the Board of Directors of A.S.V., Inc. (the “Company”) amended Article V of the Company’s Restated Bylaws to allow the shares of the Company’s capital stock to be either certificated or uncertificated, or a combination thereof. This change in the Restated Bylaws was required in order for the Company to be eligible to participate in the Direct Registration System (“DRS”). Under a NASDAQ rule approved by the Securities Exchange Commission in late 2006, the Company is required to be “DRS eligible” no later than January 1, 2008. Participation in the DRS will allow the Company’s shareholders to establish, either through the Company’s transfer agent or a broker dealer, a book entry position on the stock record books of the Company and to electronically transfer shares of the Company’s stock without the delivery of physical certificates.
     A copy of the Company’s Second Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
3.1	Second Amended and Restated Bylaws of A.S.V., Inc., effective as of October 23, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.S.V., INC.
By:	/s/ Richard A. Benson
Richard A. Benson
Chief Executive Officer

Date: October 29, 2007

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Second Amended and Restated Bylaws of A.S.V., Inc., effective as of October 23, 2007.

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